Identified Intangible Assets - Schedule of Estimated Amortization Expense for Identified Intangible Assets, excluding Software (Detail) - Other Intangible Assets [Member] $ in Millions	Dec. 31, 2015 USD ($)
Finite-Lived Intangible Assets [Line Items]
2016	$ 1,436
2017	1,490
2018	1,482
2019	1,424
2020	$ 1,174